                                                                                                                                                                     Exhibit 23.2

                                                            CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
February 8, 2002 relating to the financial statements and financial statement schedules of Conectiv, which appears in
Conectiv's Annual Report on Form 10-K for the year ended December 31, 2001.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
July 18, 2002